ASSIGNMENT OF OIL & GAS LEASE

KNOW ALL MEN BY THESE PRESENTS:

That OMR DRILLING & ACQUISITION, LLC, P.O. Box 275, Albany, Kentucky, 42602, for and consideration of the sum of $10.00, cash in hand paid, and other good and valuable consideration, receipt of which is hereby fully acknowledged, does hereby bargain, sell, set over and assign unto SUPER NOVA, 7230 Indian Creek Lane, Las Vegas, Nevada, 89149, as Assignee, the entire 87.5% working interest in and to the Eugene Antle, et. ux. leasehold, same being of record in the Office of the Clerk of the Russell County, Kentucky Court in Lease Book ___, Page ___, same lease being dated the 30th day of June, 2014 and containing 140 acres, more or less.

TO HAVE AND TO HOLD the same unto the said Assignee, subject always, to however, any and all other terms, limitations, rents, royalties, payments, additions and requirements of the original oil and gas leasehold herein referenced.

IN WITNESS WHEREOF, the Assignor, OMR DRILLING & ACQUISITION LLC has hereunto set its hand this 28th day of January, 2015.

OMR DRILLING & ACQUISITION LLC

[signature]

NIC UPCHURCH, MANAGER

STATE OF KENTUCKY
COUNTY OF CLINTON

I, Teresa A. Cook, a Notary Public in and for the said County and State, hereby certify that on this date personally appeared before me NIC UPCHURCH, Manager, OMR Drilling & Acquisition LLC, who signed and acknowledged the foregoing Oil & Gas Assignment to be his free act and deed in due form of law.

Given under my hand and notarial seal this the 28th day of January, 2015.

Teresa A. Cook
NOTARY PUBLIC

My commission expires:
10/13/2015

THIS INSTRUMENT PREPARED BY:

DAVID R. CHOATE
Attorney at Law
216 E. Cumberland Street
Albany, Kentucky 42602
(606) 387-7192